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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-46260, No. 33-46261, No. 33-80887, and No. 33-80889 of Springs Industries,
Inc., on Form S-8 of our report dated January 31, 2000, incorporated by reference in this Annual Report on Form 10-K of Springs Industries, Inc., for the year ended January 1, 2000.


DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 27, 2000